Exhibit 10.5

                                FOURTH AMENDMENT

     FOURTH AMENDMENT, dated as of March 20, 1998 (this "Amendment"), to the Credit end Guarantee Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among:

(a) REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company");

(b) REMINGTON CONSUMER PRODUCTS LIMITED, a corporation organized and existing under the laws of the United Kingdom (the "UK Borrower");

(c) each Acquisition Subsidiary from time to time party thereto (together with the Company and the UK Borrower, the "Borrowers");

(d) the Lenders from time to time parties to the Agreement including the Issuing Bank;

(e)       FLEET   NATIONAL   BANK  and  BANQUE   NATIONALE  DE  PARIS,   as  Co-
          Documentation   Agents  (in  such  capacity,   the  "Co  Documentation
          Agents"); and

(f) THE CHASE MANHATTAN BANK (formally known as CHEMICAL BANK), a New York banking corporation, as administrative agent (in such capacity, the "agent") for the Lenders hereunder.

                               W I T N E S S E T H

               WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement;

               WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement in and with the terms hereof;

               WHEREAS, the Agent, the Lenders and The Chase Manhattan Bank (as Issuing Lender) are willing to amend such provisions of the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

               NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned thereto in the Credit Agreement.

               2. Amendment of Subsection 1.1. Subsection l.1 of the Credit Agreement hereby is amended by (a) deleting tberefrom in their entireties the definitions of the terms "Domestic Borrowing Base" and "UK Borrowing Base" contained thereto (b) inserting therein in proper alphabetical order the following new definitions:

         "Domestic Borrowing Base": as of any date of determination an amount equal to the sum, without duplication of (a) 85%. of the total of Eligible Domestic Accounts of the Company and in Domestic Subsidiaries as of such date less the Domestic Dilution Reserve then in effect, (b) 60% of the Eligible Domestic Inventory of the Company and its Domestic Subsidiaries as of such date and (c) during any Overadvance Period, $10,000,000 minus any Seasonal Overadvance Utilization then in effect. For purposes of determining the Domestic Borrowing Base from time to time, Eligible Domestic Accounts and Eligible Domestic Accounts of the Company and its Domestic Subsidiaries shall be determined from time to time by the Agent by reference to the Domestic Borrowing Base Certificate then most recently delivered to it; provided that the information contained in such Domestic Borrowing Base Certificate shall not be conclusive in calculating the amount of Eligible Domestic Accounts and Eligible Domestic Inventory and, after consultation with the Company, the Agent shall be entitled to adjust the amounts and other information contained therein to the extent that it believes in its reasonable credit judgment that such adjustment is appropriate to reflect (x) the then current amount of Eligible Domestic Accounts and Eligible Domestic Accounts or (y) changes in the business practices of the Company and its Domestic Subsidiaries (or newly disclosed matters with respect to them).

                  "Lock Box Agreement" shall mean a Lock Box Agreement among the Company or a Subsidiary, the Agent and a Lock Box Bank (as defined therein; .provided that each Lock Box Bank shall be a Bank party to this agreement), substantially in the form of Exhibit G hereto (with such changes therein as shall (x) in the case of any lock Box Agreement with the UK Borrower or any of its Subsidiaries, be appropriate in accordance with customary practice in the United Kingdom and (y) in any case, be negotiated by the Agent and the respective Lock Box Bank), as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Agreement.

                  "Overadvance Period" shall mean the period from April 1, 1998 through June 30, 1999; provided that, in the reasonable judgment of the Required Lenders, the Company is proceeding in good faith to enhance its option in order to achieve an Interest Coverage Ratio of 1.35 to 1.0.

                  "UK Borrowing Base": as of any date of determination, an amount equal to the Sum, without duplication of (a) 85% of the total of Eligible UK Accounts of the UK Borrower as of such date less the UK
         Dilution Reserve then in effect, (b) 60% of the Eligible UK Inventory of the UK Borrower and (c) during any Overadvance Period, the pounds Sterling equivalent of $10,000,000 minus any Seasonal Overadvance Utilization then in effect. For purposes of determining the UK Borrowing Base from time to time, Eligible UK Accounts ant Eligible UK Inventory of the UK Borrower shall be determined from time to time by the Agent by reference to the UK Borrowing Base Certificate then most recently delivered to it; provided that the information contained in UK Borrowing Base Certificate shall not be conclusive in calculating the amount of Eligible UK Accounts and Eligible UK Inventory and, after consultation with the Company, the Agent shall be entitled to adjust the amounts and other information contained therein and/or the advance rates set forth above to the extent that it believes in its reasonable credit judgment that such adjustment is appropriate to reflect (x) the then current amounts of Eligible UK Inventory and Eligible UK Accounts or (y) changes in the business practices of the UK Borrower (or newly disclosed matters with respect to it).

               3. Amendment of Subsection 10.7. Subsection 10.7 of the Credit Agreement hereby is amended by inserting therein as a new clause (d} thereof the following:

                  (d) The Company agrees to pay to the Agent for the account of each Lender, an overadvance fee for each day upon which there is any Seasonal Overadvance Utilization in effect in the amount equal to 1/4 of 1% per annum on the then outstanding amount of such Lender's Domestic Revolving Credit Exposure, UK Revolving Credit Exposure, Domestic Terms Loans and UK Term Loans. Such overadvance fee shall be payable quarterly, in arrears on the last day of each March, June, September and December to occur after the date of the occurrence of any Seasonal Overadvance Utilization. Such overadvance fee shall be payable for the period from April 1, 1998 until June 30, 1999.

               4. Amendment of Subsection 11.21. Subsection 11.21 of the Credit Agreement hereby is amended by inserting therein as new clause (d) thereof the following:

                  (f) Each Lock-Box Agreement is effective to create in favor of the Agent, for the ratable benefit of the Agent and the Lenders, a perfected first Lien on, and security interest in, all right, title and interest of the Company or its Subsidiary (as the case may be) party thereto in the proceeds of accounts receivable and in all other monies received in any lock box established pursuant to any Lock Box Agreement. The Company and each of its Subsidiaries has notified the account debtors in respect of each Account to make all payments in respect of such Accounts through the lock boxes established pursuant to the Lock Box Agreement. Notwithstanding the foregoing, the representations and warranties contained in this subsection 11.21(d) shall be made by the Company only from and after March 31, 1998.

               5. Amendment of Section 10. Section 10 of the Credit Agreement hereby is amended by inserting therein as new subsection 10.15 thereof the following:

                           10.15 Lock Box Accounts. Any amounts received from time to time in the Lock Box Account (as defined in the Lock Box Agreements) or otherwise paid in accordance with the requirements of subsection 14.21 shall be applied:

                           (a) in the case of amounts  owing to the  Company and
                  its Domestic Subsidiaries, to repay, first, any then outstanding Domestic Swing Line Loans, second , any then outstanding Domestic Revolving Credit Loans, third, to cash collateralize any then outstanding Domestic Letters of Credit and, fourth, to prepay any then outstanding Domestic Term Loans; and

                           (b) in the case of other  amounts,  to repay,  first,
                  any then outstanding UK Swing Line Loans, second, any then outstanding UK Revolving Credit Loans and, third, to cash collateralize any then outstanding UK Letters of Credit.

          The Company hereby acknowledges and agrees that all fees and expenses incurred by the Agent, any Lender or the Company with regard to a Lock Box Agreement, the lock boxes established pursuant thereto and any concentration accounts established in connection therewith shall be the obligation of the Company.

               6. Amendment of Subsection 13.4. Subsection 13.4 of the Credit Agreement hereby is amended by:

(a) deleting from clause (e) thereof the phrase "concurrently with any delivery of any such financial statements" and by substituting therefor the phrase "concurrently with any delivery of any such financial statements contemplated by clauses (a) through (d) hereof"; and


(b) deleting therefrom in its entirety clause (j) thereof and substituting therefor the following:

                    (j) on each  "delivery  date"  for the  relevant  "reporting date," deliver to the Administrative Agent for each of a Domestic Borrowing Base Certificate and a UK Borrowing Base Certificate (and any applicable supporting documentation described in
               Schedule XIV) setting forth the Domestic Borrowing Base or the UK Borrowing Base, as the case may be, as of the relevant reporting date, duly completed and signed by a Responsible Officer of the Company (in his or her capacity as such); for purposes of this clause (j), the term:

                         (x) "reporting date" shall mean each of (I) the last day of each calendar month, (ii) the fifteenth day of each of each calendar month during the period from September of 1998 through January 1999, (iii) the fifteenth day of each calendar month during the period from September 1999 through January 2000 and (iv) any other time when the Agent notifies the Company that it reasonably believes that the then existing Domestic Borrowing Base or UK Borrowing Base (as the case may be) is materially inaccurate; and

                         (y) "delivery date" shall mean fifteen days after the corresponding reporting date (or, to the extent that the relevant Borrowing Base Certificate is being delivered pursuant to clause (x)(iii) above, ten days after the date upon which the notice described therein is delivered);

                    ; provided  that,  for purposes of completing  any Borrowing
               Base  Certificates   delivered  pursuant  to  clause  (x)(ii)  or
               (xx)(iii) above. the relevant Borrowing Base shall be calculated based upon a reasonable, good faith estimate by the Company of its Eligible Domestic Inventory and Eligible Domestic Accounts or the UK Borrower of its Eligible UK Inventory and Eligible UK Accounts (as the case may be) on the relevant reporting date;

(c)       inserting therein as new clauses (m) and (n) the following:

                    (m) as soon as available. and in any event not later than 30 days after the end of each month occurring during each fiscal year (other than the third, sixth, ninth and twelfth such month) the unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer certifying that (I) such financial statements are fairly stated in all material respects (subject to normal year-end audit adjustments) and (ii) such Responsible Officer has no actual knowledge of the occurrence of any Event of Default or Default, or if s/he has knowledge of any Event of Default or Default, specifying the nature and extent thereof any corrective action taken or proposed to be taken with respect thereto; and

                    (n) as soon as available, and in any event not later than 30 days after the end of each month occurring during each fiscal year (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of the UK Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated shots of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer certifying that (I) such financial statements are fairly stated in all material respects (subject to normal year-end audit adjustments) and (ii) such Responsible Officer has no actual knowledge of the occurrence of any Event of Default or Default or, if s/he has knowledge of any Event of Default or Default, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto.

               7. Amendment of Subsection 14.12. Subsection 14. 12 of the Credit Agreement hereby is amended by deleting therefrom clause (b) and by substituting therefor the following:

          (b) not more than $1,500,000 of such Capital Lease Obligations at any one time outstanding shall, at the time of its incurrence, have an average life to maturity which is shorter than the average life to maturity of the Domestic Term Loans outstanding at such time and

               8. Amendment of Subsection 14.14. Subsection 14.14 of the Credit Agreement is amended by deleting therefrom the dates set forth under the heading "Period" and the ratios set forth under the heading "Ratio" contained therein and by substituting therefor the following:

               Period                                          Ratio

          03/31/99 - 06/30/99                                  1.00 to 1.0
          07/01/99 - thereafter                                1.05 to 1.0

               9. Amendment of Subsection 14.15. Subsection 14.15 of the Credit Agreement hereby is amended by deleting therefrom the dates set forth under the heading "Period" and the ratios set forth under the heading "Ratios" contained therein and by substituting therefor the following:

                Period                                          Ratio

       Closing Date - 12/31/98                              1.00 to 1.0
              01/01/99 - 06/30/00                           1.60 to 1.0
              07/01/00 - 06/30/01                           1.70 to 1.0
              07/01/01 - 12/31/01                           1.80 to 1.0
              01/01/02 - thereafter                         2.00 to 1.0

               10. Amendment of Subsection 14.16(a). Subsection 14.16(a) of the Credit Agreement hereby is amended by deleting therefrom the dates set form under the heading "Period" and the ratios set forth under the heading "Ratio" contained therein and by substituting therefor the following:

                Period                                          Ratio

        01/01/99 - 06/30/99                                  5.5 to 1.0
        07/01/99 - 0630/00                                   5.0 to 1.0
        07/01/00 - 06/30/01                                  4.5 to 1.0
        07/01/01 - thereafter                                4.0 to 1.0

               11. Amendment of Section 14. Section 14 of the Credit Agreement hereby is amended by inserting therein as new subsections 14.16(b), 14.21 and
14.22 the following:

               14.16(b) Senior Leverage Ratio. Permit the Senior Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of any fiscal quarter ending during any period set forth below (commencing with the period ending March 31, 1998) to be in excess of the ratio set for opposite such period:

                Period                                          Ratio

         01/01/98 - 03/31/98                                  2.8 to 1.0
         04/01/98 - 09/30/98                                  2.9 to 1.0
         10/01/98 - 06/30/99                                  3.2 to 1.0


               14.21 Payments in Respect of Account. The Company shall not, nor shall it permit any of its Subsidiaries organized under the laws of the United States or the United Kingdom to, instruct or otherwise permit any Person obligated under any of the Accounts (as defined in the Security Agreements) to remit any payment (whether by check, wire transfer or otherwise) to any account other than a Lock Box Account (as defined in the Lock Box Agreement) established by the Agent pursuant to a Lock Box Agreement, other than, in the case of amounts owed to the UK Borrower and its Subsidiaries, payments which are made through an alternate means which (in the reasonable judgement of the Agent) (a) enables the Agent to maintain a perfected, first priority security interest in such payments and the proceeds thereof and (b) provides for the application of such proceeds in the same manner as payments deposited in a Lock BOX Account. The Company hereby agrees that it shall not, and shall not permit any of its Subsidiaries to, cause or permit any amounts which are not Collateral to be deposited in the Lock Box Account (as defined in the Lock Box Agreement).

               14.22 Bank Accounts. The Company shall not nor shall it permit any of its Subsidiaries to, establish or maintain, or permit to be established or maintained, any bank accounts in the name of, or for the benefit of, the Company or any of its Domestic Subsidiaries, other than (x) bank accounts establishes or maintained with a Bank, (y) other bank accounts containing operating funds required to cover substantially immediate payment obligations (including, without limitation, payroll obligations) and (z) other operating bank accounts which are debited on a daily basis so that they do not contain any material overnight deposits.

               12. Amendment of Exhibits. The Credit Agreement hereby is amended by inserting therein as new Exhibit G thereof the form of Lock Box Agreement which is attached hereto as Exhibit A.

               13. Acknowledgment. The Company hereby acknowledges and agrees that, without limiting the provisions of subsection 13.7(b) of the Credit
Agreement:

(a) the Agent intends to conduct (or to cause to be conducted) an audit and/or collateral examination of the Accounts and Inventory of the Company and its Subsidiaries, and of the Domestic Borrowing Base and UK Borrowing Base, not less frequently than twice per annum; and


(b) the Agent intends to conduct (or to cause to be conduced) an appraisal of the inventory of the Company and its Domestic Subsidiaries [and of the UK Borrower and its Subsidiaries]

The Company hereby (x) covenants and agrees to cooperate, and to cause its Subsidiaries to cooperate, fully with the Agent and its agents in the conduct of such audits, collateral examinations and appraisals and (y) acknowledges and agrees that the reasonable costs and expenses of the Agent and its agents in connection with such audits, collateral examinations and appraisals shall be for the account of the Company.

               14. Conditions to Effectiveness. This Amendment shall become effective on the date upon which the Agent receives (a) counterparts hereof, executed and delivered by a duly authorized officer of each Borrower and the Required Lenders and (b) an amendment fee, for ratable account of the Lenders which execute and deliver this Amendment on or prior to March 20, 1998, in the amount equal to 1/4 of 1% of the amount of the Domestic Revolving Credit Commitments then then in effect, the UK Revolving Credit Commitments then in effect and the aggregate then outstanding principal amount of the Domestic Term Loans and the UK Term Loans.

               15. Representations and Warranties. The Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 6 of the Credit Agreement; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement giving effect to this Amendment. The Borrowers represent and warrant that no Default or Event of Default has occurred and is continuing.

               16. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of a Borrower that would require a waiver or consent of the Agent or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

               17. Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               18. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized offices as of the date first above written.

                                        REMINGTON PRODUCTS COMPANY, L.L.C.
                                             /s/
                                        By:-----------------------------
                                             Title:

                                        REMINGTON CONSUMER PRODUCTS
                                        LIMITED
                                             /s/
                                        By:-----------------------------
                                             Title

                                        THE CHASE  MANHATTAN  BANK,
                                        as Administrative Agent, as
                                        a  Lender  and  as  (or  on
                                        behalf   of)  the   Issuing
                                        Bank.
                                             /s/
                                        By: ----------------------------
                                             Title:


                                        BANQUE NATIONALE DE PARIS, as a Co-
                                        Documentation Agent and as a Lender

                                             /s/
                                        By:------------------------------
                                              Title:

                                        FLEET NATIONAL BANK, as a Co-
                                        Documentation Agent and as a Lender
                                             /s/
                                        By:-----------------------------
                                              Title:

                                        CORESTATES BANK, N.A.
                                             /s/
                                        By:----------------------------
                                               Title:

                                        THE FIRST NATIONAL BANK OF BOSTON
                                             /s/
                                        By:----------------------------
                                                Title:

                                        FIRST UNION BANK OF CONNECTICUT

                                        By:-----------------------------
                                                Title:

                                        HELLER FINANCIAL, INC.
                                             /s/
                                         By:-----------------------------
                                                Title:

                                        PEOPLE'S BANK
                                             /s/
                                        By:-----------------------------
                                                Title:

                                        PNC BANK, NATIONAL ASSOCIATION
                                             /s/
                                        By:-------------------------------
                                                Title:

                                        THE PROVIDENT BANK
                                             /s/
                                         By:------------------------------
                                                Title:

                                    EXHIBIT A
                                       to
                                FOURTH AMENDMENT

                                                              EXHIBIT G to
                                                            Credit Agreement

                                     FORM OF
                               LOCK BOX AGREEMENT

                  LOCK BOX AGREEMENT, dated as of March _, 1998, among [ ], as lock box bank (in such capacity, the "Lock Box Bank"), [______________} (the "Grantor") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Agent) pursuant to the Credit and Guarantee Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement), among the Borrowers named therein, the banks and other financial institutions parties thereto (the "Lenders"), the Co-documentation Agents named therein and the Agent.

                  For good and valid consideration, the receipt of which hereby is acknowledged, the parties hereto hereby agree as follows:

               1. (a) The Lock Box Bank has rented Post Office Box [ ] (the "Post Office Box) into which the Grantor has directed and shalt direct debtors in respect of the Accounts (as defined in the Security Agreement) to mail payments in respect of the Accounts (unless such debtors are to make payment directly into the Lock Box Account described below or into the relevant concentration account described in paragraph 4 below by wire transfer of immediately available fiends). The Lock Box Bank shall instruct the Agent and the Grantor how mail intended for the Lock Box Account should be addressed. The Lock Box Bank shall have exclusive access to the Post Office Box ant shall collect the mail delivered to such Post Office Box (even though addressed to the Grantor or to the Agent) on each business day in accordance with the Lock Box Banks regular collection schedule. For hereof, the term "Security Agreement" shall mean the Security Agreement dated as of May 23, 1996, made by the Grantor in favor of the Agent, as the same may be amended, supplemented or otherwise modified from time to time.

               (b) The Lock Box Bank has opened a bank account in the name of the Grantor entitled the "Remington Products Company LLC Lock Box Account for the benefit of The Chase Manhattan Bank, as Agent" (Account No._____________) (the "Lock Box Account") Nothing shall be deposited in the Lock Box Account other than amounts constituting proceeds of Collateral (as defined in the Security Agreement) in which the Agent has a security interest pursuant to the Security Agreement.

               (c) The Grantor hereby grants to the Agent a first priority security interest in all items received in the Post Office Box and in all amounts on deposit in the Lock Box Account. The Grantor and the Lock Box Bank hereby acknowledge and agree that the Lock Box Bank holds all amounts on deposit in the Lock Box Account, and constitutes a bailee in possession thereof, for the benefit of the Agent.

               2.(a) The Lock Box Bank shall have unrestricted and exclusive access to the Post Office Box for the purpose of collecting mail for delivery and deposit into the Lock Box Account. The Lock Box Bank shall remove the contents of the Post Office Box periodically (and, in any event on each Business
Day) in accordance with the Lock Box Bank's schedule of calls to this postal station.

               (b) The Lock Box Account shall be under the sole dominion and control of the Agent, which shall be exercised in accordance with this Lock Box Agreement. Neither the Grantor nor any other Personal claiming by, through or under the Grantor shall have any control over the use of, or any right to withdraw any amount from, the Lock Box Account, provided that the Lock Box Bank shall withdraw funds from the Lock Box Account and make such funds available to the Agent as provided in this Lock Box Agreement. The Lock Box Bank shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Agent with respect to the Lock Box Account, which instructions the Agent will give only in accordance wit this Lock Box Agreement.

               (c) Except as expressly set forth herein, and without in any way derogating from the Agent's sole dominion and control of the Lock Box Account, the Grantor has the right to instruct the Lock Box Bank with respect to matters (other than with respect to the matters set forth in the next succeeding sentence) relating to the operation and administration of the Lock Box Account; provided that upon the occurrence and during the continuance of any Event of Default (as defined in the Credit Agreement) the Agent shall have the right to notify the Lock Box Bank that an Event of Default has occurred, in which case the Agent shall thereafter have the exclusive right to so instruct the Lock Box Bank unless the Agent notifies the Lock Box Bank to the contrary. Such matters with respect to which the Grantor has the exclusive right shall not include matters relating to the collection of nay items in (or to the credit of) the Lock Box Account and the withdrawal and use of proceeds thereof. The Lock Box Bank may rely on all instructions given by the Grantor in accordance with this paragraph 2(c) as fully as if such instructions were given by the Agent.

               3(a) The contents of the mail colleted from the Post Office Box, whether consisting of cash, checks, notes, drafts, bills of exchange, money orders, commercial paper or other item of payment, shall be promptly deposited by the Lock Box Bank into the Lock Box Account in accordance with the terms of this Lock Box Agreement. The Lock Box Bank shall endorse all checks which appear to be in order for deposit into the Lock Box Account and shall process each item under the same terms and conditions as would apply if the Agent or the Grantor had made the deposit directly. In endorsing the checks, the Lock Box Bank may use the payee endorsement stamp.

               (b) The Lock Box Bank shall make a photocopy of each check, draft, note, bill of exchange, money order, commercial paper or other item of payment (collectively, the "checks") deposited into the Lock Box Account, with the date of deposit to be shown on the right-hand side and bottom edges. Promptly after receipt thereof, such photocopies, together with (I) all attachments received with payments, such as detachable stubs, (ii) any correspondence and the individual envelope and (iii) all other materials rejected for various reasons shall be sent by the Lock Box Bank to the Grantor or , at any time after written notice by the Agent (which the Agent agrees only to give after the occurrence and during the continuance of an Event of Default, as defined in the Agreement), to the Agent; provided that the Lock Box

Bank shall send copies thereof to the Agent from time to time upon its request. Checks returned unpaid because of uncollected or insufficient Funds shall be redeposited without advice. Checks returned a second time shall be charged to the Lock Box Account and mailed under appropriate advice to the Grantor or, at any time after written notice by the Agent (which the Agent agrees only to give after the occurrence and during the continuance of an Event of Default, as defined in the Credit Agreement), to the Agent.

               (c) The Lock Box Bank shall process in accordance with its usual operating procedure all checks postdated up to seven days, and shall forward to the Grantor for, upon a notice given in accordance with the penultimate sentence of this paragraph, to the Agent) all checks postdated eight days or more. Undated checks may be dated by the Lock Box Bank to agree with the postmark date and included in the regular deposit. Checks incorrectly made out, where fill and amount differ, are to be deposited for the written amount only. Checks bearing no signature are to be returned with daily lock box detail. Third-party checks may be deposited into the Lock Box Account if properly endorsed. Checks bearing the legend "Payment in Full" or words of similar import, either typed or handwritten, shall be withheld from the clearing system and sent to the Grantor or, at any time after written notice by the Agent (which the Agent agrees only to give after the occurrence and during the continuance of an Event of Default, as defined in the Credit Agreement), to the Agent. Should such an item be cleared, the Agent and the Grantor hereby agree that no liability shall accrue to the Lock Box as a result of such actions.

               (d) The Lock Box Bank shall maintain a microfilm record of each check included in the Lock Box Account. This film shall be available for use by the Agent, the Grantor or any Lender.

               (e) The Lock Box Bank shall exercise due diligence in examining all checks which are received and processed under this Agreement

               4. (a) On each day as which both the branch office of the Lock Box Bank at which the Lock Box Account is being maintained the offices of the Agent located in New York City are open, the Lock Box Bank shall transfer (by wire transfer of immediately available funds) all collected funds on deposit in the Lock Box Account to the concentration account or accounts from time to time notified to the Lock Box Bank by the Agent.

               (b) Upon the request of the Agent at any time and from time to time, the Lock Box Bank will notify the Agent (at __________________ or at such other telephone number which the Agent may from time to time designated) of the amounts deposited in the Lock Box Account on such day and of the amounts transferred to the Agent in accordance with the provisions of this Section 4.

               5. The Lock Box Bank waives, with respect to all of its existing and future claims against the Grantor or any affiliate thereof, all existing and future rights of set-off and banker's liens again the Lock Box Accounts and all items (and proceeds thereof) that come into its possession in connection with the Lock Box Account, provided that the Lock Box Bank retains the right to charge any Lock Box Account (a) for all items deposited in such Lock Box Account after the date hereof and subsequently returned to the Lock Box Bank unpaid and
(b) for all compensation and expense with respect to the Lock Box Account.

               6. (a) This Lock Box Agreement is to become effective as of the date hereof, and the Lock Box Bank shall be in a position to process remittances on test date.

               (b) This Lock Box Agreement may be terminated by any party upon 30 days' written notice to the other parties hereto. In the event that such notice is given by any party, the Grantor shall, with the consent of the Agent (which consent shall not be unreasonably withheld) designate an alternate lock box bank; provided, however, that if the Grantor and the Agent are unable to agree upon an alternate lock box bank prior to the termination date, the Agent may designate any of the Lenders willing to serve as an alternate lock box bank as such alternative lock box bank and such designation shall be to be acceptable to the Grantor. Upon termination of this Agreement, the Lock Box Bank shall, at the direction of the Agent, deliver all checks and other funds received by it to ( I) a lock box account governed by a Lock Box Agreement (as defined in the Credit Agreement) maintained by the institution selected or deemed to be selected by the Grantor and the Agent or (ii) one or more concentration accounts maintained by the Agent. Until such checks and funds are so delivered, the Lock Box Bank shall hold such checks and funds for the benefit of the Agent, which shall have exclusive dominion and control over them.

               7. The Grantor shall pay or reimburse the Lock Box Bank for its reasonable and customary fees and its costs and expenses as Lock Box Bank as shall be mutually agreed upon by the Grantor and the Lock Box Bank from time to time.

               8. (a) The Grantor agrees to pay, indemnify and hold the Lock Box Bank harmless from any and any all liabilities, obligations, losses, damages. penalties. actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable legal fees, but not including income taxes) with respect to the performance of this Lock Box Agreement in accordance with its terms by the Lock Box Bank's directors, officers, agents or employees, unless arising from its or their own gross negligence or willful misconduct.

               (b) The Lock Box Bank undertakes to perform only such duties as are expressly set forth herein. Notwithstanding any other provision of this Lock Box Agreement, it is agreed by the parties hereto that the Lock Box Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Lock Box Agreement, except for its or their own gross negligence or willful misconduct. In no event shall the Lock Box Bank: be liable for losses or delays resulting from forces majeure, computer malfunctions, interruption of communications facilities, labor difficulties or other causes beyond the Lock Box Bank's reasonable control or for indirect, special consequential damages.

               9. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including telegraph, telecopy or telex) and shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, addressed as set forth below under the signature of such party, or to such other address as may be hereafter notified by the respective parties thereto.

               10. THIS LOCK BOX AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


               IN WITNESS WHEREOF, the partied hereto have caused this Lock Box Agreement to be duly executed and deliverer by their respective officers thereunto duly authorized as of the date first above written.

                                  [                         ], as Lock Bank

                                  By: ------------------------------
                                              Title

                  Address:         ---------------------------------
                                   ---------------------------------
                                   Attention:------------------------
                                   Telecopy: ------------------------


                                   THE CHASE MANHATTAN BANK, as Agent

                                   By: -------------------------------
                                               Title

                  Address:         -----------------------------------

                                   -------------------------------------
                                  Attention: ---------------------------
                                  Telecopy: ----------------------------

                                  [NAME OF GRANTOR]

                                  By:----------------------------------
                                        Title

                  Address:         ------------------------------------

                                   ------------------------------------
                                   Attention:--------------------------
                                   Telecopy:---------------------------